UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

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Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on April 26, 2023.  Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations.  A total of 75,847,025 shares of the Company’s common stock were entitled to vote as of February 28, 2023, the record date for the Annual Meeting.  66,814,345 shares were present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on four proposals.  Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1:Election of Directors.  The following directors were elected to serve until the annual meeting of shareholders in 2024 or until their successors are duly designated and qualified.  Each nominee was an incumbent director, no other person was nominated, and each nominee was elected.  The number of votes cast was approximately as follows:

Nominees for Director	Votes For	Votes Against	Votes Withheld/Abstentions	Broker Non-Votes
Ronald M. Cofield, Sr.	58,804,203	—	451,364	7,558,778
Shantella E. Cooper	57,551,096	—	1,704,471	7,558,778
John C. Corbett	58,744,630	—	510,937	7,558,778
Jean E. Davis	57,535,344	—	1,720,223	7,558,778
Martin B. Davis	58,779,214	—	476,353	7,558,778
Douglas J. Hertz	58,551,270	—	704,297	7,558,778
G. Ruffner Page, Jr.	58,789,142	—	466,425	7,558,778
William Knox Pou, Jr.	53,489,518	—	5,766,049	7,558,778
James W. Roquemore	58,785,853	—	469,714	7,558,778
David G. Salyers	58,723,685	263	531,619	7,558,778
Joshua A. Snively	58,702,808	—	552,759	7,558,778

Proposal 2:  Compensation of Named Executive Officers.  The shareholders voted to approve the non-binding advisory proposal on the compensation of the Company’s Named Executive Officers, as disclosed in the proxy statement.  The results of the vote were as follows:

Voting For	58,348,772
Voting Against	780,601
Abstain from Voting	126,194
Non-Votes	7,558,778
66,814,345

Proposal 3:  Compensation of Named Executive Officers.  The shareholders voted to approve, on a non-binding advisory basis, holding a non-binding, advisory vote every year on executive compensation, as disclosed in the proxy statement.  The results of the vote were as follows:

Voting For	One Year	56,610,971
	Two Years	102,134
	Three Years	2,399,024
Abstain from Voting		143,438
Non-Votes		—
		59,255,567

Proposal 4: Appointment of Independent Registered Public Accounting Firm.  The shareholders voted to ratify, as an advisory, non-binding vote, the appointment of Ernst & Young LLP, Certified Public Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.  The results of the vote were as follows:

Voting For	66,348,959
Voting Against	447,089
Abstain from Voting	18,297
Non-Votes	—
66,814,345

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. In most cases, documents incorporated by reference to exhibits that have been filed with our reports or proxy statements under the Securities Exchange Act of 1934 are available to the public over the Internet from the SEC’s web site at www.sec.gov. You may also read and copy any such document at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 under our SEC file number (001-12669).

Exhibit No.	Description of Exhibit	Incorporated by Reference
		Form	Commission File No.	Exhibit	Filing Date	Filed Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)					x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: April 26, 2023

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